                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 20, 2003
                                                         ------------------


                             ABERCROMBIE & FITCH CO.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                    1-12107                       31-1469076
--------------             ----------------             ------------------
(State or other            (Commission File                (IRS Employer
jurisdiction of                Number)                  Identification No.)
incorporation)

                     6301 Fitch Path, New Albany, Ohio 43054
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                       ----------------------------------
                         (Former name or former address,
                          if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.
--------------------------------------------------

         On October 20, 2003, Kathryn D. Sullivan, Ph.D. submitted her resignation as a director of Abercrombie & Fitch Co.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ABERCROMBIE & FITCH CO.


Dated:  October 22, 2003             By: /s/ Seth R. Johnson
                                        ----------------------------------
                                        Seth R. Johnson
                                           Executive Vice President-Chief
                                           Operating Officer

                                      -2-